Exhibit 99.1

Pennant Reports Second Quarter 2026 Results

Conference Call and Webcast scheduled for tomorrow, August 6, 2026 at 10:00 am MT

EAGLE, Idaho – August 5, 2026 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results, reporting GAAP diluted earnings per share of $0.25 for the second quarter of 2026. Pennant also reported adjusted diluted earnings per share of $0.36 for the quarter(1).

Second Quarter Highlights

▪Total revenue for the second quarter was $298.0 million, an increase of $78.5 million or 35.8% over the prior year quarter;

▪Net income for the second quarter was $9.1 million, an increase of $2.0 million or 28.2% over the prior year quarter;

▪Adjusted net income for the second quarter was $12.8 million, an increase of $3.4 million or 36.5% over the prior year quarter;

▪Consolidated Adjusted EBITDAR for the second quarter was $37.6 million, an increase of $9.4 million or 33.3% over the prior year quarter;

▪Consolidated Adjusted EBITDA for the second quarter was $24.3 million, an increase of $7.9 million or 48.2% over the prior year quarter;

▪Consolidated Adjusted EBITDA prior to NCI for the second quarter was $26.1 million, an increase of $8.8 million or 51.0% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the second quarter was $237.8 million, an increase of $71.8 million or 43.2% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the second quarter was $41.0 million, an increase of $13.3 million or 47.9% over the prior year quarter; segment adjusted EBITDA from operations for the second quarter was $37.7 million, an increase of $12.3 million or 48.2% over the prior year quarter; and segment adjusted EBITDA from operations prior to NCI for the second quarter $39.6 million, an increase of $13.2 million or 50.0% over the prior year quarter;

▪Total home health admissions for the second quarter were 28,947, an increase of 11,115 or 62.3% over the prior year quarter; same store home health admissions for the second quarter were 17,854, an increase of 1,573 or 9.7% over the prior year quarter; total Medicare home health admissions for the second quarter were 11,916, an increase of 4,936 or 70.7% over the prior year quarter; same store Medicare home health admissions for the second quarter were 7,372, an increase of 883 or 13.6% over the prior year quarter;

▪Hospice average daily census for the second quarter was 5,477, an increase of 1,568 or 40.1% compared to the prior year quarter; same store hospice average daily census for the second quarter was 4,089, an increase of 397 or 10.8% compared to the prior year quarter;

▪Senior Living Services segment revenue for the second quarter was $60.2 million, an increase of $6.7 million or 12.6% over the prior year quarter; average occupancy for the second quarter was 78.9%, an increase of 10 basis points over the prior year quarter, same store average occupancy for the second quarter was 81.6%, an increase of 150 basis points over the prior year quarter, average monthly revenue per occupied room for the second quarter was $5,392, an increase of $204 or 3.9% over the prior year quarter, and same store average monthly revenue per occupied room for the second quarter was $5,413, an increase of $282 or 5.5% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the second quarter was $16.0 million, an increase of $1.2 million or 7.9% over the prior year quarter; and segment adjusted EBITDA from operations for the second quarter was $5.8 million, an increase of $0.7 million or 13.2% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“Pennant delivered another strong quarter, putting us on pace to exceed the top end of our original full year guidance,” said Brent Guerisoli, the Company’s Chief Executive Officer. “We are driving operational excellence across both segments, including at our recently-acquired operations in the southeast, even as we complete their integration. That process is unfolding ahead of our expectations, and we are now transitioning the two largest waves of operations, which we expect to fully complete by the middle of the fourth quarter.”

“Our segments continue to deliver healthy growth,” said John Gochnour, the Company’s Chief Operating Officer. “We have been focused on operational excellence at every level, which is producing compelling clinical results and record financial performance. In the home health and hospice segment, years of rigorous investment and innovation helped us weather the challenging reimbursement environment of the last few years and now positions us to benefit from the more stable payment landscape that appears ahead. On the senior living side, our focus on finding and developing great leaders has enabled us to pursue numerous attractive acquisitions year-to-date, build out local care continuums, and continue to grow our real estate portfolio.”

A discussion of the Company’s use of Non-GAAP financial measures is set forth below. Reconciliations of net income to EBITDA, adjusted EBITDAR, adjusted EBITDA, and adjusted EBITDA prior to NCI, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three and six months ended June 30, 2026, which will be filed with the SEC and will be available to be viewed on the Company’s website at www.pennantgroup.com.

2026 Guidance Update

Management is providing updating 2026 annual guidance as follows: total revenue is anticipated to be between $1,171.1 million and $1,190.1 million; full year 2026 adjusted earnings per diluted share is anticipated to be between $1.34 and $1.41; full year 2026 adjusted EBITDA is anticipated to be between $94.4 million and $98.0 million; and full year adjusted EBITDA prior to NCI is anticipated to be $101.5 million to $105.1 million.

The Company’s updated 2026 annual guidance is based on diluted weighted average shares outstanding of approximately 37.0 million and a 26.0% effective tax rate. The guidance includes among other things, certain costs relating to our transition services agreement with UnitedHealth, reimbursement rate adjustments and no unannounced acquisitions. It excludes net income attributable to noncontrolling interest, the tax-effected costs at start-up operations, share-based compensation, acquisition-related costs, and gain (loss) on disposition of assets and impairments.

Lynette Walbom, the Company’s Chief Financial Officer, also stated, “We believe providing updated annual adjusted consolidated EBITDA guidance in addition to updated annual revenue and adjusted earnings per share guidance is helpful to understanding our expectations for our business and operational cash flow. This updated guidance reflects management’s expectations based on year-to-date performance and current operating conditions. Our guidance includes revenue in the range of $196.0 to $198.0 million, adjusted EBITDA in the range of $17.0 to $18.6 million, and adjusted EBITDA prior to NCI of $20.8 to $22.5 million relating to these former UnitedHealth and Amedisys assets.”

Conference Call

A live webcast will be held tomorrow, August 6, 2026 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s second quarter 2026 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.

About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 175 home health and hospice agencies and 69 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 401-1400
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Revenue	$297,984	$219,501	$583,348	$429,343

Expense:
Cost of services	242,635	177,275	475,297	346,020
Rent—cost of services	13,428	11,925	26,526	23,640
General and administrative expense	21,614	17,597	41,301	32,437
Depreciation and amortization	3,112	2,224	5,728	4,116
Loss (gain) on disposition of property and equipment, net	9	(1,048)	9	(1,048)
Total expenses	280,798	207,973	548,861	405,165
Income from operations	17,186	11,528	34,487	24,178
Other expense, net:
Other income	626	255	480	186
Income from equity method investment	370	—	370	—
Interest expense, net	(3,348)	(1,204)	(6,416)	(2,409)
Other expense, net	(2,352)	(949)	(5,566)	(2,223)
Income before provision for income taxes	14,834	10,579	28,921	21,955
Provision for income taxes	3,936	2,598	7,730	5,452
Net income	10,898	7,981	21,191	16,503
Less: Net income attributable to noncontrolling interest	1,816	896	3,590	1,643
Net income attributable to The Pennant Group, Inc.	$9,082	$7,085	$17,601	$14,860
Earnings per share:
Basic	$0.26	$0.21	$0.51	$0.43
Diluted	$0.25	$0.20	$0.49	$0.42
Weighted average common shares outstanding:
Basic	34,835	34,529	34,781	34,500
Diluted	35,957	35,372	35,857	35,284

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash	$15,273	$17,024
Accounts receivable—less allowance for credit losses of $766 and $681, at June 30, 2026 and December 31, 2025, respectively	133,182	123,109
Prepaid expenses and other current assets	35,136	27,273
Total current assets	183,591	167,406
Property and equipment, net	75,296	60,984
Operating lease right-of-use assets	286,237	275,947
Deferred tax assets, net	844	478
Restricted and other assets	27,294	26,676
Equity method investment	28,798	—
Goodwill	235,789	237,246
Other indefinite-lived intangibles	199,442	199,442
Total assets	$1,037,291	$968,179
Liabilities and equity
Current liabilities:
Accounts payable	$26,241	$25,171
Accrued wages and related liabilities	60,473	65,229
Operating lease liabilities—current	26,551	25,013
Current maturities of long-term debt	5,000	5,000
Other accrued liabilities	34,141	26,851
Total current liabilities	152,406	147,264
Long-term operating lease liabilities—less current portion	263,364	254,311
Deferred tax liabilities, net	1,804	150
Other long-term liabilities	22,776	23,365
Long-term debt	192,499	168,837
Total liabilities	632,849	593,927
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 35,081 and 34,848 shares issued and outstanding, respectively, at June 30, 2026; and 34,878 and 34,626 shares issued and outstanding, respectively, at December 31, 2025	35	35
Additional paid-in capital	254,832	245,833
Retained earnings	104,401	86,800
Treasury stock, at cost, 3 shares at June 30, 2026 and December 31, 2025	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	359,203	332,603
Noncontrolling interest	45,239	41,649
Total equity	404,442	374,252
Total liabilities and equity	$1,037,291	$968,179

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Six Months Ended June 30,
	2026	2025
Net cash provided by operating activities	$18,425	$13,414
Net cash used in investing activities	(45,301)	(60,355)
Net cash provided by financing activities	25,125	37,080
Net decrease in cash	(1,751)	(9,861)
Cash beginning of period	17,024	24,246
Cash end of period	$15,273	$14,385

THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$119,447	40.1%	$79,194	36.1%
Hospice	103,580	34.8	73,770	33.6
Home care and other(a)	14,743	4.9	13,056	5.9
Total home health and hospice services	237,770	79.8	166,020	75.6
Senior living services	60,214	20.2	53,481	24.4
Total revenue	$297,984	100.0%	$219,501	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Six Months Ended June 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$234,863	40.3%	$153,312	35.7%
Hospice	202,739	34.8	144,356	33.6
Home care and other(a)	29,257	4.9	28,222	6.6
Total home health and hospice services	466,859	80.0	325,890	75.9
Senior living services	116,489	20.0	103,453	24.1
Total revenue	$583,348	100.0%	$429,343	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended June 30,
	2026	2025	Change	% Change
Total agency results:
Home health and hospice revenue	$237,770	$166,020	$71,750	43.2%

Home health services:
Total home health admissions	28,947	17,832	11,115	62.3%
Total Medicare home health admissions	11,916	6,980	4,936	70.7%
Average Medicare revenue per 60-day completed episode(a)	$3,716	$3,788	$(72)	(1.9)%
Hospice services:
Total hospice admissions	4,844	3,500	1,344	38.4%
Average daily census	5,477	3,909	1,568	40.1%
Hospice Medicare revenue per day	$191	$190	$1	0.5%

	Three Months Ended June 30,
	2026	2025	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$165,357	$149,386	$15,971	10.7%

Home health services:
Total home health admissions	17,854	16,281	1,573	9.7%
Total Medicare home health admissions	7,372	6,489	883	13.6%
Average Medicare revenue per 60-day completed episode(a)	$3,823	$3,806	$17	0.4%
Hospice services:
Total hospice admissions	3,564	3,275	289	8.8%
Average daily census	4,089	3,692	397	10.8%
Hospice Medicare revenue per day	$195	$184	$11	6.0%

	Six Months Ended June 30,
	2026	2025	Change	% Change
Total agency results:
Home health and hospice revenue	$466,859	$325,890	$140,969	43.3%

Home health services:
Total home health admissions	59,668	36,710	22,958	62.5%
Total Medicare home health admissions	25,219	14,579	10,640	73.0%
Average Medicare revenue per 60-day completed episode(a)	$3,689	$3,744	$(55)	(1.5)%
Hospice services:
Total hospice admissions	9,649	7,283	2,366	32.5%
Average daily census	5,339	3,852	1,487	38.6%
Hospice Medicare revenue per day	$191	$190	$1	0.5%

	Six Months Ended June 30,
	2026	2025	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$325,274	$293,335	$31,939	10.9%

Home health services:
Total home health admissions	36,118	33,549	2,569	7.7%
Total Medicare home health admissions	15,065	13,537	1,528	11.3%
Average Medicare revenue per 60-day completed episode(a)	$3,787	$3,755	$32	0.9%
Hospice services:
Total hospice admissions	7,143	6,809	334	4.9%
Average daily census	4,021	3,639	382	10.5%
Hospice Medicare revenue per day	$192	$183	$9	4.9%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2025.

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended June 30,
	2026	2025	Change	% Change
Total senior living results:
Senior living revenue	$60,214	$53,481	$6,733	12.6%

Occupancy	78.9%	78.8%	0.1%
Average monthly revenue per occupied unit	$5,392	$5,188	$204	3.9%

	Three Months Ended June 30,
	2026	2025	Change	% Change
Same store senior living(a) results:
Senior living revenue	$52,868	$49,366	$3,502	7.1%

Occupancy	81.6%	80.1%	1.5%
Average monthly revenue per occupied unit	$5,413	$5,131	$282	5.5%

The following table summarizes our senior living performance indicators for the periods indicated:

	Six Months Ended June 30,
	2026	2025	Change	% Change
Total senior living results:
Senior living revenue	$116,489	$103,453	$13,036	12.6%

Occupancy	78.7%	78.7%	—%
Average monthly revenue per occupied unit	$5,390	$5,165	$225	4.4%

	Six Months Ended June 30,
	2026	2025	Change	% Change
Same store senior living(a) results:
Senior living revenue	$104,418	$97,335	$7,083	7.3%

Occupancy	81.3%	79.6%	1.7%
Average monthly revenue per occupied unit	$5,395	$5,112	$283	5.5%

(a)	Same store senior living results represent all senior living communities purchased or licensed prior to January 1, 2025, excluding affiliate memory care units in start-up operations.

THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended June 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$151,651	50.9%	$103,821	47.3%
Medicaid	39,815	13.4	30,798	14.0
Subtotal	191,466	64.3	134,619	61.3
Managed care	47,925	16.1	30,619	13.9
Private and other(a)	58,593	19.6	54,263	24.8
Total revenue	$297,984	100.0%	$219,501	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Six Months Ended June 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$296,509	50.8%	$204,946	47.8%
Medicaid	77,136	13.2	58,136	13.5
Subtotal	373,645	64.0	263,082	61.3
Managed care	93,652	16.1	61,333	14.3
Private and other(a)	116,051	19.9	104,928	24.4
Total revenue	$583,348	100.0%	$429,343	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Net income attributable to The Pennant Group, Inc.	$9,082	$7,085	$17,601	$14,860

Non-GAAP adjustments
Costs at start-up operations(a)	312	(61)	851	32
Share-based compensation expense(b)	3,057	2,212	5,646	4,379
Acquisition related costs(c)	350	2,166	704	2,438
Activities associated with transitioning operations(d)	—	(982)	—	(907)
Transition services costs(e)	1,257	—	1,664	—
Unusual, non-recurring or redundant charges(f)	—	16	—	67
Provision for income taxes on Non-GAAP adjustments(g)	(1,214)	(1,024)	(2,094)	(1,833)
Non-GAAP net income	$12,844	$9,412	$24,372	$19,036

Dilutive Earnings Per Share As Reported
Net Income	$0.25	$0.20	$0.49	$0.42
Average number of shares outstanding	35,957	35,372	35,857	35,284

Adjusted Diluted Earnings Per Share
Net Income	$0.36	$0.27	$0.68	$0.54
Average number of shares outstanding	35,957	35,372	35,857	35,284

(a)	Represents results related to start-up operations.
		Three Months Ended June 30,		Six Months Ended June 30,
		2026	2025	2026	2025
	Revenue	$(2,135)	$(2,391)	$(4,012)	$(3,256)
	Cost of services	2,193	2,233	4,365	3,176
	Rent	67	12	135	19
	Depreciation & amortization	187	85	363	93
	Total Non-GAAP adjustment	$312	$(61)	$851	$32

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended June 30,		Six Months Ended June 30,
		2026	2025	2026	2025
	Cost of services	$1,672	$1,233	$3,090	$2,428
	General and administrative	1,385	979	2,556	1,951
	Total Non-GAAP adjustment	$3,057	$2,212	$5,646	$4,379

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

(d)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2026, this community is included in start-up operations.
		Three Months Ended June 30,		Six Months Ended June 30,
		2026	2025	2026	2025
	Cost of services	—	25	$—	$45
	Rent	—	52	—	104
	Depreciation	—	2	—	5
	Gain on disposition of property and equipment, net	—	(1,061)	—	(1,061)
	Total Non-GAAP adjustment	$—	$(982)	$—	$(907)

(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,491 and $5,306 for the three and six months ended June 30, 2026.

(f)	Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% and 26.1% for the three and six months ended June 30, 2026 and 2025, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measure, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Consolidated net income	$10,898	$7,981	$21,191	$16,503
Less: Net income attributable to noncontrolling interest	1,816	896	3,590	1,643
Add: Provision for income taxes	3,936	2,598	7,730	5,452
Net interest expense	3,348	1,204	6,416	2,409
Depreciation and amortization	3,112	2,224	5,728	4,116
Consolidated EBITDA	19,478	13,111	37,475	26,837
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	58	(158)	353	(80)
Share-based compensation expense(b)	3,057	2,212	5,646	4,379
Acquisition related costs(c)	350	2,166	704	2,438
Activities associated with transitioning operations(d)	—	(1,036)	—	(1,016)
Transition services costs(e)	1,257	—	1,664	—
Other unusual, non-recurring, or redundant charges(f)	—	16	—	67
Rent related to items (a) and (d) above	67	64	135	123
Consolidated Adjusted EBITDA	24,267	16,375	45,977	32,748
Rent—cost of services	13,428	11,925	26,526	23,640
Rent related to items (a) and (d) above	(67)	(64)	(135)	(123)
Adjusted rent—cost of services	13,361	11,861	26,391	23,517
Consolidated Adjusted EBITDAR(g)	$37,628		$72,368

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions.
(d)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2026, this community is included in start-up operations.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,491 and $5,306 for the three and six months ended June 30, 2026.
(f)
Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The table below reconciles Consolidated net income attributable to The Pennant Group, Inc. to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA prior to NCI, for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Net income attributable to The Pennant Group, Inc.	$9,082	$7,085	$17,601	$14,860
Add: Provision for income taxes	3,936	2,598	7,730	5,452
Net interest expense	3,348	1,204	6,416	2,409
Depreciation and amortization	3,112	2,224	5,728	4,116
Consolidated EBITDA	19,478	13,111	37,475	26,837
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	58	(158)	353	(80)
Share-based compensation expense(b)	3,057	2,212	5,646	4,379
Acquisition related costs(c)	350	2,166	704	2,438
Activities associated with transitioning operations(d)	—	(1,036)	—	(1,016)
Transition services costs(e)	1,257	—	1,664	—
Other unusual, non-recurring, or redundant charges(f)	—	16	—	67
Rent related to items (a) and (d) above	67	64	135	123
Consolidated Adjusted EBITDA	24,267	16,375	45,977	32,748
Add: Net Income attributable to noncontrolling interest (“NCI”)	1,816	896	3,590	1,643
Consolidated Adjusted EBITDA prior to NCI	$26,083	$17,271	$49,567	$34,391

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions.
(d)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2026, this community is included in start-up operations.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,491 and $5,306 for the three and six months ended June 30, 2026.
(f)
Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The following tables present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended June 30, 2026
Revenue	$237,353	$58,497	$2,134	$297,984
Segment Cost of Services	196,402	42,535
Segment Adjusted EBITDAR from Operations	$40,951	$15,962		$56,913
Three Months Ended June 30, 2025
Revenue	$165,248	$51,862	$2,391	$219,501
Segment Cost of Services	137,565	37,074
Segment Adjusted EBITDAR from Operations	$27,683	$14,788		$42,471

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Six Months Ended June 30, 2026
Revenue	$466,185	$113,151	$4,012	$583,348
Segment Cost of Services	388,433	80,925
Segment Adjusted EBITDAR from Operations	$77,752	$32,226		$109,978
Six Months Ended June 30, 2025
Revenue	$324,691	$101,396	$3,256	$429,343
Segment Cost of Services	269,734	72,159
Segment Adjusted EBITDAR from Operations	$54,957	$29,237		$84,194

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations(a)	$56,913	$42,471	$109,978	$84,194
Less: Unallocated corporate expenses	19,285	14,235	37,610	27,929
Depreciation and amortization	3,112	2,224	5,728	4,116
Rent—cost of services	13,428	11,925	26,526	23,640
Income from equity method investment	370	—	370	—
Other income	626	255	480	186
Adjustments to Segment EBITDAR from Operations:
Less: Start-up operations(b)	58	(158)	353	(80)
Share-based compensation expense(c)	3,057	2,212	5,646	4,379
Acquisition related costs(d)	350	2,166	704	2,438
Activities associated with transitioning operations(e)	—	(1,036)	—	(1,016)
Transition services costs(f)	1,257	—	1,664	—
Other unusual, non-recurring, or redundant charges(g)	—	16	—	67
Add: Net income attributable to noncontrolling interest	1,816	896	3,590	1,643
Income from operations	$17,186	$11,528	$34,487	$24,178

(a)
Segment Adjusted EBITDAR from Operations is net income attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, unallocated corporate and administrative expenses, and, in order to view the operations’ performance on a comparable basis from period to period, certain adjustments including: (1) activities associated with start-up operations, (2) share-based compensation expense, (3) acquisition related costs, (4) activities associated with transitioning operations, (5) transition services costs, (6) other unusual, non-recurring, or redundant charges, and (7) net income attributable to noncontrolling interest. “All Other” consists of revenues generated at operating locations not included in the segment financial information reviewed by the CODM. Revenue included in the “All Other” category is insignificant individually, and therefore does not constitute a reportable segment. General and administrative expenses are not allocated to the reportable segments, and are included as “Unallocated corporate expenses”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions.
(e)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2026, this community is included in start-up operations.
(f)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $2,491 and $5,306 for the three and six months ended June 30, 2026.
(g)	Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended June 30,
	Home Health and Hospice		Senior Living
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations	$40,951	$27,683	$15,962	$14,788
Less: Rent—cost of services	3,230	2,226	10,198	9,699
Rent related to start-up and transitioning operations	(13)	(12)	(54)	(52)
Segment Adjusted EBITDA from Operations	$37,734	$25,469	$5,818	$5,141

	Six Months Ended June 30,
	Home Health and Hospice		Senior Living
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations	$77,752	$54,957	$32,226	$29,237
Less: Rent—cost of services	6,444	4,368	20,083	19,272
Rent related to start-up and transitioning operations	(26)	(19)	(109)	(104)
Segment Adjusted EBITDA from Operations	$71,334	$50,608	$12,252	$10,069

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income, adjusted for net income attributable to noncontrolling interest (“NCI”), before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, and (i) other unusual, non-recurring or redundant charges. Adjusted EBITDA prior to NCI consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, (i) unusual, non-recurring or redundant charges, and (j) NCI. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) results related to start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs, (h) activities associated with transitioning operations, (i) transition services costs, and (j) other unusual, non-recurring or redundant charges. The company believes that the presentation of EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, consolidated adjusted EBITDAR, adjusted net income, and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.